THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TERMS HEREOF AND THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT IT IS, AND WILL BE AT THE TIME OF ANY EXERCISE OF THIS WARRANT, AN ACCREDITED INVESTOR WITHIN THE MEANING OF REGULATION D AS PROMULGATED UNDER THE SECURITIES ACT, AND (2) AGREES FOR THE BENEFIT OF WIRELESS TELECOM GROUP, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS WARRANT OR ANY OF THE SHARES, IF ANY, ISSUABLE UPON EXERCISE OF THIS WARRANT OR ANY BENEFICIAL INTEREST HEREIN OR THEREIN EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

Warrant No. 1

Original Issue Date – February 7, 2020

WARRANT

Wireless Telecom Group, Inc., a New Jersey corporation

THIS IS TO CERTIFY that Muzinich BDC, Inc. (“Muzinich”) or its registered assigns, for and in consideration of its obligations under the Credit Agreement (defined below), is entitled, at any time on or after the Effective Date, to purchase from the Company an aggregate number of Company Shares (defined below) equal to the Aggregate Number of Shares for a purchase price equal to the Exercise Price Per Share (subject to adjustment as provided herein), all subject to the terms, conditions and adjustments hereinafter set forth.

1. DEFINITIONS

As used in this Warrant, the following terms have the respective meanings set forth below:

“Additional Common Stock” has the meaning set forth in Section 4.2(c).

“Aggregate Number of Shares” as of any date of determination, the result of (a) $370,588 divided by (b) the Exercise Price Per Share. For the avoidance of doubt, the Aggregate Number of Shares as of the Effective Date is 266,167.

“Aggregate Exercise Price” means an amount equal to the product of (a) the Number of Shares multiplied by (b) the Exercise Price Per Share.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in New York, NY.

“Change of Control” means (a) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent company) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity, or its parent company, outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; (b) the acquisition by any person as the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (c) a change in the composition of the Board of Directors of the Company as a result of which fewer than a majority of the directors are “Incumbent Directors”; or (d) the Company sells or disposes (in one or a series of related sales or dispositions) of all or substantially all of its assets.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company with a par value of $0.01 per share.

“Company” has the meaning set forth in the introductory paragraph.

“Company Parties” as the meaning set forth in Section 8.5

“Company Shares” means shares of common stock of the Company, the terms thereof as constituted on the date of this Warrant.

“Credit Agreement” means that certain Credit Agreement dated as of the February 7, 2020, by and between the Company, as borrower, and Muzinich, as lender, as amended, modified or restated from time to time.

“Demand Registration” shall have the meaning set forth in Section 8.1.

“Effective Date” means February 7, 2020.

“Exercise Date” means, with respect to any full or partial exercise of the rights granted pursuant to this Warrant, the date on which the applicable Notice of Exercise is delivered to the Company pursuant to Section 2.1(a) hereof.

“Exercise Price Per Share” means $1.3923.

“Excluded Issuances” means any issuance or sale by the Company after the Effective Date of (a) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of options (including all such options and shares of Common Stock outstanding as of the Effective Date) to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board of Directors of the Company; (b) shares of Common Stock issued upon the conversion or exercise of options (other than options covered by clause (a) above) or convertible securities issued on or prior to the Effective Date, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; and (c) shares of Common Stock, options or convertible securities issued in connection with a transaction in which the Company, directly or indirectly, acquired another business or its tangible or intangible assets.

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“Fair Market Value Per Share” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Company Shares for such day on all domestic securities exchanges on which the Company Shares may at the time be listed; (b) if there have been no sales of the Company Shares on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Company Shares on all such exchanges at the end of such day; (c) if on any such day the Company Shares are not listed on a domestic securities exchange, the closing sales price of the Company Shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; (d) if there have been no sales of the Company Shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Company Shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Company Shares are listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading; or (e) if at any time the Company Shares are not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, Holder and the Company shall negotiate in good faith to determine the “Fair Market Value” of the Company Shares. Where the Company and Holder are not able to agree upon such value within ten (10) Business Days following the applicable valuation date, then each of the Company and Holder shall, within such ten (10) Business Day period, designate a Qualified Broker to issue an opinion of value within ten (10) Business Days of their respective engagement. To the extent the values designated by the two opinions differ by three percent (3%) or less, then the average of the two valuations shall apply. To the extent the values designated by the two opinions differ in excess of such percentage, then the higher valuation shall apply. The fees and expenses of the Qualified Broker chosen by Holder shall be paid by Holder. The fees and expenses of the Qualified Broker chosen by the Company shall be paid by the Company.

“Holder” and “Holders” means the Person or Persons, as applicable, in whose name the Warrant set forth herein and/or the Warrant Shares issued upon exercise of the Warrant is registered on the books of the Company maintained for such purpose.

“Holder Parties has the meaning set forth in Section 8.4.

“Incumbent Directors” shall mean directors who either (a) are directors of the Company as of the date hereof or (b) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least three-quarters of such directors described in (a) above at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

“Inspectors” has the meaning set forth in Section 8.3(h).

“Losses” has the meaning set forth in Section 8.4.

“Muzinich” has the meaning specified in the introductory paragraph.

“Notice of Exercise” has the meaning set forth in Section 2.1(a).

“Number of Shares” means, with respect to any Notice of Exercise, the number of Company Shares set forth in such Notice of Exercise as the number of Company Shares to be purchased as of the applicable Exercise Date.

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“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Per Share Consideration” has the meaning set forth in Section 4.2(c).

“Person” an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Piggyback Registration” has the meaning set forth in Section 8.2(a).

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Prospectus” means the prospectus or prospectuses included in any registration statement as amended or supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the Prospectus including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Purchase Rights” has the meaning set forth in Section 7.

“Registrable Securities” means any Company Shares issued to the Holder (or its permitted assigns) upon exercise of this Warrant, and any Company Shares issued or issuable with respect to any shares described in above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Warrant, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), (iv) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (v) such securities shall have ceased to be outstanding.

“Registration Expenses” means any and all out-of-pocket registration expenses incident to the Company’s performance of or compliance with its obligations under Section 8 of this Warrant, including (i) the fees, disbursements and expenses of the Company’s counsel and accountants (including the expenses of any audit letters and “cold comfort” letters required or incidental to the performance of such obligations), (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the Registration Statement, any free writing, preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers, (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of, (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, (v) the filing fees incident to securing any required review by FINRA of the terms of the sale of the securities to be disposed of, (vi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (vii) all security engraving and security printing expenses, (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or interdealer quotation system, (ix) all rating agency fees (x) all expenses incurred in connection with any road show, and (xi) the fees and expenses of one counsel to the Holder, which shall not exceed $25,000 in the aggregate.

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“Registration Failure” means any of the following events or circumstances: (i) the Company fails to use its commercially reasonable efforts to obtain effectiveness with the Commission of any Registration Statement filed pursuant to Section 8, or fails to use commercially reasonable efforts to keep such Registration Statement current and effective as required in Section 8, (ii) the Company fails to file any additional Registration Statements required to be filed pursuant to Section 8 or fails to use its commercially reasonable efforts to cause such new Registration Statement to become effective as required in Section 8, (iii) the Company fails to file any amendment to any Registration Statement, or any additional Registration Statement required to be filed pursuant to Section 8, or fails to use its commercially reasonable efforts to cause such amendment or new Registration Statement to become effective within ninety (90) days, and, if such effectiveness does not occur within such period, as soon as possible thereafter, (iv) any Registration Statement filed pursuant to Section 8 lapses or becomes ineffective, or sales of Registrable Securities cannot otherwise be made thereunder (each a “Registration Lapse”) solely by reason of the Company’s failure to amend or supplement the prospectus included therein, the Company’s failure to file, and use commercially reasonable efforts to obtain effectiveness with the Commission of, an additional Registration Statement or amended Registration Statement pursuant to Section 8, or any other failure by the Company that is the primary cause of such Registration Lapse, or (v) the Company fails to provide a written response to any comments to any Registration Statement submitted by the Commission within thirty (30) days of the date that such Commission comments are received by the Company; provided that if any circumstance in (i) through (v) hereof is caused by any Person other than the Company, including but not limited to a failure by the Holder or any other shareholder of the Company to provide relevant information, (a “Third Party Failure”) there shall not be a Registration Failure unless and until such Third Party Failure has been remedied and a circumstance in any of clauses (i) through (v) thereafter arises.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Warrant, including the Prospectus, amendments and supplements to such Registration Statement, including post- effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“Qualified Broker” means a broker nationally recognized in the Company’s industry.

“Securities Act” has the meaning set forth in the introductory paragraph.

“Transfer Agent” has the meaning set forth in Section 2.1(e).

“Warrant” has the meaning set forth in the legend at the top of the first page but shall also include any additional warrants issued pursuant hereto.

“Warrant Shares” means the Company Shares purchased by Holder of the Warrant upon the exercise thereof.

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2. EXERCISE OF WARRANT

2.1 Manner of Exercise.

(a) From and after the Effective Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the Aggregate Number of Shares purchasable hereunder. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office, (i) a written notice of Holder’s election to exercise its rights, in whole or in part, under this Warrant substantially in the form of Exhibit A, duly executed by Holder (any such notice, a “Notice of Exercise”), which notice shall specify the applicable Number of Shares, (ii) payment of the Aggregate Exercise Price (provided, however, that in the case of payment of all or a portion of the Aggregate Exercise Price pursuant to Section 2.1(c), the direction by Holder to make a “Cashless Exercise” shall serve as accompanying payment for that portion of the Aggregate Exercise Price), and (iii) this Warrant.

(b) This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Company Shares for all purposes, as of the date the Company receives the items in Section 2.1(a)(i)-(iii) above, and all taxes required to be paid by Holder pursuant to Section 2.2 prior to the issuance of such Warrant Shares, if any, have been paid.

(c) Holder shall have the right to pay all or a portion of the Aggregate Exercise Price by making a “Cashless Exercise”, in which case the portion of the Aggregate Exercise Price to be so paid shall be paid by reducing the Number of Shares requested pursuant to the applicable Notice of Exercise, and in such event, the Company shall issue to Holder the number of Company Shares computed using the following formula:

X = (Y*(A-B))/A

where:

X = the number of Company Shares to be issued to Holder;

Y = the Number of Shares requested pursuant to the applicable Notice of Exercise;

A = the Fair Market Value Price Per Share; and

B = the Exercise Price Per Share

(d) Upon receipt of a Notice of Exercise, surrender of this warrant and payment of the Aggregate Exercise Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 2.1(f) below. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Notice of Exercise and shall be registered in the name of the Holder or, subject to compliance with Section 3.1 below, such other Person’s name as shall be designated in the Notice of Exercise. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

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(e) In the event that, at the time of exercise of this Warrant, the Company has engaged a transfer agent (the “Transfer Agent”) to manage the transfer of its Company Shares, then, upon the exercise of this Warrant in whole or in part, the Company shall, at its own cost and expense, take all reasonably necessary action required to enable the Transfer Agent to issue Warrant Shares in the name of the Holder (or its nominee) or such other Person(s) as designated by the Holder and in such denominations to be specified in the applicable Notice of Exercise. The Company represents and warrants that no instructions other than the foregoing instructions will be given to the Transfer Agent.

(f) The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

(g) Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 2.1(d) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

2.2 Payment of Taxes. All Company Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, fully paid and non-assessable and not subject to any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other similar governmental charges that may be imposed with respect to, the issue or delivery of this Warrant and any such Company Shares; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

3. TRANSFER, DIVISION AND COMBINATION

3.1 Transfer. Subject to the transfer conditions referred to in the legend endorsed hereon, any transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such compliance, surrender and, if required, such payment, the Company shall promptly execute and deliver a new warrant or warrants each dated the same dates as the surrendered Warrant in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall be cancelled. The Warrant, if properly assigned, may be exercised by a new Holder for the purchase of Company Shares without having a new warrant issued. Notwithstanding the foregoing Holder shall at no time transfer this Warrant or the Warrant Shares to a competitor without the prior written consent of the Company.

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3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or combined with other warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 3.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new warrant or warrants in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

3.3 Expenses. The Company shall prepare, issue and deliver at its own expense the new warrant or warrants under this Section 3.

3.4 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the warrants. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

4. ADDITIONAL UNITS/REORGANIZATION

4.1 Company Shares. The Company covenants that all Company Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Company Shares to provide for the exercise of the rights represented by this Warrant. If and so long as the Company Shares issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange or quotation system, the Company will, if permitted by the rules of such exchange or quotation system, use its best efforts to list and keep listed on such exchange or quotation system, upon official notice of issuance, all shares of such capital stock.

4.2 Adjustment to the Aggregate Number of Shares; Reorganization, Reclassification, Change of Control.

(a) Adjustment to Warrant Shares Upon Dividend, Subdivision or Combination of Company Shares. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Company Shares or any other capital stock of the Company payable in Company Shares, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding Company Shares into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding Company Shares into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 4.2(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

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(b) Adjustment to Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Company Shares to receive (either directly or upon subsequent liquidation) stock, securities, assets or cash with respect to or in exchange for Company Shares, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities, assets or cash of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4.2(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.

(c) Other than Excluded Issuances, in the event the Company shall at any time after the date hereof issue or sell additional Common Stock (“Additional Common Stock”), for consideration per share of Common Stock (“Per Share Consideration”) less than the Fair Market Value and less than the Exercise Price Per Share, then the Exercise Price Per Share shall be reduced, concurrently with such issuance or sale, to a price equal to the Exercise Price Per Share in effect immediately prior to such issuance or sale of Additional Common Stock multiplied by a fraction of which (A) the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus the total amount of Additional Common Stock that would have been issued had the issuance or sale been at the Exercise Price in effect immediately prior to such sale or issuance, and of which (B) the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus the number of shares of Additional Common Stock issued at the Per Share Consideration (including, in the case of (A) and (B), any shares issuable upon exercise of options or conversion of convertible securities).

(d) Notice of Adjustment to the Holder. Whenever the number of Warrant Shares is adjusted pursuant to any provision of this Section 4, the Company shall promptly deliver to each Holder a notice setting forth the number of Warrant Shares for which this Warrant may be exercised after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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5. NOTICES TO WARRANT HOLDERS

5.1 Notice of Action. If at any time

(a) the Company shall take a record of the holders of its Company Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any Company Shares of any class or any other securities or property, or to receive any other right, or

(b) there shall be any Change of Control, capital reorganization of the Company, any reclassification or recapitalization of the Company Shares of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another entity, or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to Holder (i) at least ten (10) Business Days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such Change of Control, reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such Change of Control, reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least ten (10) Business Days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Company Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (b) the date on which any such Change of Control, reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Company Shares shall be entitled to exchange their Company Shares for securities or other property deliverable upon such Change of Control, reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company.

5.2 Notice to Holder. Holder shall be entitled to the same rights to receive notice of corporate action as all holders of Company Shares.

6. NO IMPAIRMENT

The Company shall not by any action including, without limitation, amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. In accordance with, and not in limitation of, the foregoing, the Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

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7. Purchase Rights

If at any time the Company offers any Company Shares or rights to purchase securities or other assets to any Person (the “Purchase Rights”), then Holder is entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder would have obtained if Holder had held the number of Company Shares for which this Warrant is then exercisable immediately before the date on which a record is taken for the offering of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Company Shares are to be determined for the offering of such Purchase Rights. Anything herein to the contrary notwithstanding, the Holder shall not be entitled to the Purchase Rights granted herein with respect to any Excluded Issuance.

8. REGISTRATION RIGHTS

8.1 Demand Registration. The Holder shall have the right to cause the Company to file under the Securities Act a registration statement with respect to all of the Warrant Shares issued pursuant to this Warrant or any other warrant issued pursuant to the terms of the Credit Agreement (a “Demand Registration”) and to use reasonable best efforts to cause such registration statement to become effective; provided, however, that (i) the Holder shall only be entitled to effect a Demand Registration once and (ii) the Company shall not be required to file and cause to become effective more than one registration statement in any twelve-month period. Any such Demand Registration shall be subject to the limitations and procedures described in Section 8.3.

8.2 Piggyback Registration.

(a) Whenever the Company proposes to register for sale any Company Shares under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Warrant Shares (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than twenty (20) days prior to the filing of such Registration Statement) to the Holder of its intention to effect such a registration and, subject to Sections 8.2(b) and (c), shall include in such registration all Warrant Shares with respect to which the Company has received written requests for inclusion from the Holder within ten days after the Company’s notice has been given to the Holder. If the Piggyback Registration relates to a registration statement filed by the Company for its own account, the Company may withdraw or delay a Piggyback Registration at any time prior to the time it becomes effective to the same extent that the Company withdraws or delays the related registration for the Company’s own account.

(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the Holder (if the Holder has elected to include Warrant Shares in such Piggyback Registration) in writing that in its opinion the number of Company Shares proposed to be included in such registration, including all Registrable Securities and all other Company Shares proposed to be included in such underwritten offering, exceeds the number of Company Shares which can be sold in such offering and/or that the number of Company Shares proposed to be included in any such registration would adversely affect the price per share of the Company Shares to be sold in such offering, the Company shall include in such registration (A) first, the number of Company Shares that the Company proposes to sell; (B) second, the number of Company Shares requested to be included therein by the Holder (and, to the extent that this Warrant has been subdivided, such allocation shall be divided among the Holder and the other holders of Warrant Shares, pro rata based on the number of Warrant Shares requested by them for inclusion in the registration); and (C) third, the number of Company Shares requested to be included therein by holders of Company Shares (other than Warrant Shares held by the Holder).

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(c) If a Piggyback Registration is initiated as an underwritten offering on behalf of one or more holders of Company Shares other than Warrant Shares, and the managing underwriter advises the Company in writing that in its opinion the number of Company Shares proposed to be included in such registration, including all Warrant Shares and all other Company Shares proposed to be included in such underwritten offering, exceeds the number of Company Shares which can be sold in such offering and/or that the number of Company Shares proposed to be included in any such registration would adversely affect the price per share of the Company Shares to be sold in such offering, the Company shall include in such registration (i) first, the number of Company Shares requested to be included therein by the Holder (on a fully diluted, as converted basis); and (ii) second, the number of Company Shares requested to be included therein by other holders of Company Shares, allocated among such holders in such manner as they may agree.

(d) If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering. The Holder may not participate in any underwritten registration hereunder unless the Holder (x) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Warrant; provided that (A) if the Holder participates in such registration, it will not be required to make any representations or warranties except those which relate solely to itself and its intended plan of distribution and (B) the liability of the Holder to any underwriter under such underwriting agreement will be limited to liability arising from misstatements in, or omissions from, written information regarding the Holder provided by or on behalf of the Holder for inclusion in the prospectus.

(e) Notwithstanding anything herein to the contrary, the Company shall not be required to include in any registration any of the Registrable Securities owned by the Holder if: (1) the Holder fails to furnish to the Company any information required under applicable federal and state securities laws to be furnished by the Holder in connection with the registration of the Registrable Securities or (2) if such registration involves an underwritten offering, such Registrable Securities are not included in such underwritten offering on the same terms and conditions as shall be applicable to the other securities being sold through underwriters in the registration.

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8.3 Registration Procedures. If and whenever the Holder requests that any Warrant Shares be registered pursuant to the provisions of this Warrant, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Warrant Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as soon as practicable:

(a) subject to Section 8.2(a), prepare and file with the Commission a Registration Statement registering the resale of such Warrant Shares and use its commercially reasonable efforts to cause such Registration Statement to become effective;

(b) prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than thirty (30) days, or if earlier, until all of such Warrant Shares have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of such Warrant Shares in accordance with the intended methods of disposition set forth in such Registration Statement;

(c) at least five (5) Business Days before filing such Registration Statement, Prospectus or amendments or supplements thereto, furnish to counsel of the Holder copies of such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel with respect to the Warrant Shares and information related to the Holder;

(d) notify the Holder, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e) furnish to the Holder such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as the Holder may request in order to facilitate the disposition of the Warrant Shares;

(f) use its commercially reasonable efforts to register or qualify such Warrant Shares under such other securities or “blue sky” laws of such jurisdictions as any selling holder requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 8.3(f);

(g) notify the Holder, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h) make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Holder or any such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

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(i) use its commercially reasonable efforts to cause such Warrant Shares to be listed on each securities exchange on which the Company Shares are then listed;

(j) in connection with an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as may be reasonably required to expedite or facilitate the disposition of such Warrant Shares (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Warrant Shares);

(k) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its stockholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder) no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(l) furnish to the Holder and each underwriter, if any, with (i) a legal opinion of the Company’s outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), in form and substance as is customarily given in opinions of the Company’s counsel to underwriters in underwritten public offerings; and (ii) a “comfort” letter signed by the Company’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten public offerings;

(m) without limiting Section 8.3(f), use its commercially reasonable efforts to cause such Warrant Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder to consummate the disposition of such Warrant Shares in accordance with their intended method of distribution thereof;

(n) notify the Holder promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(o) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(p) otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Warrant Shares contemplated hereby; and

(q) pay all Registration Expenses with respect to such registration or proposed registration of the Registrable Securities, whether or not a Registration Statement becomes effective or the offering is consummated.

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8.4 Indemnification by the Company. To the extent permitted by law, the Company agrees to indemnify and hold harmless the Holder, its members, shareholders, partners, officers, directors and agents, and the underwriters and each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Holder Parties”) from and against any loss, claim, damage or liability and any action in respect thereof to which the Holder Parties may become subject under the Securities Act or otherwise, to the extent such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The indemnity agreement contained in this clause (c) shall not apply to amounts paid in settlement of any such loss, claim, damage or liability (collectively, “Losses”) and any action in respect thereof if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case (x) for any Losses and any action in respect thereof to the extent that it arises from or is based upon any untrue statement or omission made in such registration statement or prospectus relating to the Registrable Securities, or any such amendment or supplement, in reliance upon and in conformity with written information relating to the Holder furnished expressly for use in connection with such registration by, or on behalf of, the Holder or (y) in the case of a sale directly by the Holder (including a sale of such Registrable Securities through any underwriter retained by the Holder engaging in a distribution solely on behalf of the Holder), such untrue statement or omission was contained in a preliminary prospectus and corrected in a final or amended prospectus or supplement, and if, after the Company had provided written notice to the Holder that such prior prospectus contained such untrue statement or omission and provided a copy of the final or amended prospectus or supplement, the Holder failed to deliver a copy of the final or amended prospectus or supplement at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

8.5 Indemnification by the Holder. The Holder agrees to indemnify and hold harmless the Company, its members, shareholders, partners, officers, directors and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Parties”) from and against any Loss and any action in respect thereof to which the Company Parties may become subject under the Securities Act or otherwise, to the extent such Loss or action arises out of, or is based upon any such untrue statements or omissions made in reliance upon and in conformity with written information related to the Holder furnished in writing by the Holder or on the Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In no event shall any indemnity obligation under this clause (d) exceed the net proceeds from the offering received by the Holder (after deducting all underwriter’s discounts and commissions and all other expenses paid by the Holder in connection with the registration in question).

9. TAKING OF RECORD; UNIT AND WARRANT TRANSFER BOOKS

In the case of all dividends or other distributions by the Company to the holders of its Company Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its unit transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

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10. LOSS OR MUTILATION

Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the original Holder shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

11. OFFICE OF THE COMPANY

As long as this Warrant remains outstanding, the Company shall maintain an office where the Warrant may be presented for exercise, registration of transfer, division or combination as provided herein.

12. HOLDER NOT DEEMED A STOCKHOLDER; LIMITATION OF LIABILITY

Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise

No provision hereof, in the absence of affirmative action by Holder to purchase Company Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Company Shares or as a member of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13. CERTAIN AMENDMENTS

The Certificate of Incorporation may not be amended if such amendment would adversely affect any of the rights of Holder under this Warrant or would adversely affect the Warrant Shares in a manner different and disproportionate to the effect on all holders of Company Shares, without the prior written consent of Holder.

14. MISCELLANEOUS

14.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies. If the Company fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover the reasonable and documented out-of-pocket costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, actually incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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14.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered mail, return receipt requested, postage prepaid, or sent to the facsimile number or email address, as follows:

i. If to Holder or any Holder of Warrant Shares:

Muzinich BDC, Inc.
450 Park Avenue, 18th Floor
New York, NY 10022, USA
Attention: Michael R. Smith
Gary Klayn
Email: USPDPortfolio@muzinich.com

with a copy to:

Moore & Van Allen PLLC
100 N Tryon Street, Suite 4700
Charlotte, NC 28202-4003
Attention: Todd Ransom
Telephone No: 704.331.1013
Facsimile No: 704.378.2034

ii. If to the Company at:

Wireless Telecom Group, Inc.
25 Eastmans Road
Parsippany, NJ 07054
Attention: Michael Kandell, Chief Financial Officer
Email: mkandell@wtcom.com

with a copy to:

Bryan Cave Leighton Paisner LLP
1290 Avenue of the Americas
New York, NY 10104
Attention: Tara B. Newell
Telephone No: 212.541.2084
Email: Tara.Newell@bclplaw.com

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on (a) the date on which personally delivered, with receipt acknowledged, (b) three (3) Business Days after the same shall have been deposited in the United States mail as provided in this Section 16.2, or (c) on the day it was sent, if sent by facsimile or email; provided, that, in each case, if delivery is made on a day that is not a Business Day or after 6:00 p.m. Eastern Time on a Business Day, such notice will be deemed received by a party at 9:00 a.m. Eastern Time on the Business Day after such actions are taken. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

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14.3 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

14.4 Amendment. This Warrant may only be modified or amended or the provisions of this Warrant waived with the written consent of the Company and Holder.

14.5 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

14.6 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

14.7 Governing Law. This Warrant shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York without regard to its conflict of laws provisions.

14.8 Effective Date. This Warrant and any Warrant issued in exchange or substitution for or upon a transfer of this Warrant shall be dated the Effective Date, and all adjustments provided for herein to the exercise price and number of Company Shares for which this or such other Warrant is exercisable shall be made on the basis of transactions occurring from and after the Effective Date.

14.9 WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND HOLDER ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE FOR A BENCH TRIAL AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT.

15. COMPLIANCE WITH THE SECURITIES ACT

15.1 Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 15 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“NEITHER THIS WARRANT NOR THE WARRANT SHARES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS WARRANT AND THE WARRANT SHARES INTO WHICH THIS WARRANT IS EXERCISABLE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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15.2 Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(a) The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(b) The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(c) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

WIRELESS TELECOM GROUP, INC.

By:	/s/Michael Kandell
Name:	Michael Kandell
Title:	CFO

Acknowledged:

MUZINICH BDC, INC.

By:	/s/Jeffrey J Youle
Name:	Jeffrey J Youle
Title:	Head of US Private Debt

EXHIBIT A TO WARRANT OF WIRELESS TELECOM GROUP, INC.

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

The undersigned registered Holder of this Warrant irrevocably exercises this Warrant for the purchase of [_________] Company Shares, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Company Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to whose address is                                        and, if such Company Shares shall not include all of the Company Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Company Shares issuable hereunder be delivered to the undersigned.

(Name of Registered Holder)

(Signature of Registered Holder)

(Street Address)

(City) (State) (Zip Code)

DATE:

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B TO WARRANT OF WIRELESS TELECOM GROUP, INC.

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered Holder of Warrant to purchase Company Shares (the “Warrant”) hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the Warrant, with respect to the number of Company Shares set forth below:

Name and Address of Assignee	No. of Company Shares

___________________________________________	___________________

___________________________________________

___________________________________________

and does hereby irrevocably constitute and appoint ____________________________________ attorney in fact to register such transfer on the books of _____________, maintained for the purpose, with full power of substitution in the premises.

Dated:	__________________________________________	Print Name:	______________________________________

		Signature:	______________________________________

NOTICE:	The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.